UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 15, 2011

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On February 17, 2011, DPL Inc. (the “Company”) issued a press release announcing its 2010 year-end financial results, and affirming its earnings guidance for 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure.

On February 18, 2011, at 9:00 a.m. Eastern Time, the Company is scheduled to hold a webcast conference call to review the Company’s 2010 year-end financial results and discuss recent Company events, 2011 earnings guidance and other projections.  A copy of the presentation slides to be used during the webcast conference call on February 18, 2011, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01               Other Events.

On February 15, 2011, the Company issued a press release announcing that it will hold its 2011 Annual Meeting of Shareholders on Wednesday, April 27, 2011, at 10:00 a.m. Eastern Time.  The meeting will be held in Dayton, Ohio at the Boonshoft Museum of Discovery.  Holders of common shares of record at the close of business on March 4, 2011, are entitled to notice of, and to vote at, the annual meeting.  A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release, dated February 17, 2011.
99.2	Presentation slides to be used during webcast conference call on February 18, 2011.
99.3	Press Release, dated February 15, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: February 17, 2011
/s/ Arthur G. Meyer
	Name:	Arthur G. Meyer
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release, dated February 17, 2011.	E

99.2	Presentation slides to be used during webcast conference call on February 18, 2011.	E

99.3	Press Release, dated February 15, 2011.	E